                                                                 EXHIBIT 10.21.3

                     CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
 BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE
    SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE
                                   COMMISSION


          AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED COLLABORATION,
                          LICENSE AND SUPPLY AGREEMENT
                                     BETWEEN
         EPOCH BIOSCIENCES, INC. (FORMERLY EPOCH PHARMACEUTICALS, INC.)
                                       AND
           APPLERA CORPORATION (SUCCESSOR TO PERKIN-ELMER CORPORATION)


        This Amendment No. 1 to Second Amended and Restated Collaboration, License and Supply Agreement (the "Amendment") is entered into this 26th day of July, 2002.

                                    RECITALS

        A. Epoch Biosciences, Inc. (formerly known as Epoch Pharmaceuticals, Inc.) ("Epoch") and Applera Corporation (successor to PE Corporation (NY) (formerly known as The Perkin-Elmer Corporation)), through its Applied Biosystems Group, ("ABG") are parties to that certain Second Amended and Restated Collaboration, License and Supply Agreement, dated August 17, 2000, (the "Collaboration Agreement") as supplemented by that certain First Side Agreement ("First Side Agreement"), effective as of October 31, 2001.

        B. As contemplated by Section 4 of the First Side Agreement, the Parties desire to further amend the Collaboration Agreement to clarify certain definitions and modify the royalty rates and the minimum royalty and minimum purchase obligations for certain categories of Licensed Products.

        C. The Parties also desire to clarify certain other language of the Collaboration Agreement.

                                    AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

1. All capitalized terms not defined herein shall have the meaning set forth in the Collaboration Agreement.

2. Section 2.12 is amended to read as follows:

    "2.12 "Bare Probe" means a MGB Oligonucleotide provided alone or with primers."

3. Section 2.18 is amended to read as follows:

    "2.18 "Human In Vitro Diagnostics Field ("HIVD Field") means products and processes for the measurement of attributes, characteristics, diseases, traits or other conditions of a human being for the medical management of that human being."

4. Section 5.04(a) is amended, effective for all Net Sales after September 30, 2001, to read as follows:

    "5.04(a)    Percentage Royalties. ABG will pay to Epoch percentage royalties on the Net Sales of Licensed Products sold or otherwise disposed of under the license granted under Sections 4.01 and 4.02 of this Agreement. For purposes of determining the royalty payable with respect to a given Licensed Product, Licensed Products (other than algorithms and related software) shall be classified into three categories as follows:

    Category 1  A Licensed Product comprising an MGB Oligonucleotide (with or without a fluorescent label and/or a fluorescent quencher) for which an ABG customer specifies primer (if any) and probe sequences (except in the case of certain reorders described under Category 2 below). Bare Probes will be considered Category 1 Licensed Products. ABG's current TaqMan(TM) MGB Probes product is an example of a Category 1 Licensed Product.

    Category 2  A Licensed Product comprising an MGB Oligonucleotide (with or without a fluorescent label and/or a fluorescent quencher) for which an ABG customer specifies a target sequence to ABG, and ABG determines primer and probe sequences. In a re-order situation where the customer provides primer and probe sequences, which primer and probe sequences were originally determined by ABG as part of an original order, then such reordered Licensed Product shall also be deemed a Category 2 Licensed Product. AB's current "Assay-by-Design" product is an example of a Category 2 Licensed Product.

    Category 3  A Licensed Product comprising an MGB Oligonucleotide (with or without a fluorescent label and/or a fluorescent quencher) for which an ABG customer chooses from a menu of pre-defined primers and probes, and ABG chooses a target and determines primer and probe sequences. Also included within the definition of Category 3 Licensed Products are all microfluidic devices containing or packaged with MGB Oligonucleotides, regardless of who provides primer, probe or target sequences. AB's current "Assay-on-Demand" product is an example of a Category 3 Licensed Product.

        The applicable royalty rates for each Licensed Product for all Net Sales from October 1, 2001 to December 31, 2002 shall be as follows:

                  Category 1 Licensed Products covered by a                 [*]%
                  Valid Claim

                  Category 2 Licensed Products covered by a                 [*]%
                  Valid Claim

                  Category 3 Licensed Products covered by a                 [*]%
                  Valid Claim

                  Category 1 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Category 2 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Category 3 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Algorithms and related software                           [*]%


        The applicable royalty rates for each Licensed Product for all Net Sales commencing January 1, 2003 shall be as follows:


                  Category 1 Licensed Products covered by a                 [*]%
                  Valid Claim

                  Category 2 Licensed Products covered by a                 [*]%
                  Valid Claim

                  Category 3 Licensed Products covered by a                 [*]%
                  Valid Claim


*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH COMMISSION.

                  Category 1 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Category 2 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Category 3 Licensed Products not covered by a             [*]%
                  Valid Claim

                  Algorithms and related software                           [*]%


   No percentage royalties will be owed under this Section 5.04 (a) for the sale by ABG of any Category 1, 2 or 3 Licensed Products not covered by a Valid Claim in the event that (i) the Licensed Know-How becomes publicly available,
   (ii) ABG is placed at a commercial disadvantage as a result of such know-how becoming publicly available, and (iii) such know-how was not made publicly available by ABG. In addition, no percentage royalties will be owed under this Section 5.04(a) for the sale by ABG of any Bare Probes purchased by ABG from Epoch pursuant to Section 6.02."

5. Section 5.04(b) is amended, effective October 1, 2002, to read as follows:

   "5.04(b) Quarterly Minimum Royalties. Notwithstanding the foregoing, ABG shall pay minimum quarterly royalties (each a "Quarterly Minimum Royalty") with respect to each calendar quarter as follows:


                 FOR THE CALENDAR                    QUARTERLY MINIMUM
                  QUARTER ENDING                          ROYALTY
           -------------------------------        -------------------------

           December 31, 2002                               $[*]
           March 31, 2003                                  $[*]
           June 30, 2003                                   $[*]
           September 30, 2003                              $[*]
                                                Total:     $[*]

           December 31, 2003                               $[*]
           March 31, 2004                                  $[*]
           June 30, 2004                                   $[*]
           September 30, 2004                              $[*]
                                                Total      $[*]

           December 31, 2004                               $[*]
           March 31, 2005                                  $[*]
           June 30, 2005                                   $[*]
           September 30, 2005                              $[*]
                                                Total      $[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH COMMISSION.

   If total royalties paid by ABG under Section 5.04(a) above for Net Sales in any applicable calendar quarter are less than the Quarterly Minimum Royalty for such quarter, then ABG shall pay to Epoch the difference between actual royalties paid and the Quarterly Minimum Royalty within forty-five (45) days after the end of each such calendar quarter, along with the payment and statement under Section 5.06 for such quarter."

6. Section 6.02 is amended, effective October 1, 2002, to read as follows:

   "6.02 Purchases of Bare Probes. Subject to the terms and conditions of this Agreement, ABG may purchase Bare Probes from Epoch."

   The Parties acknowledge that pursuant to this Section 6, after October 1, 2002, ABG shall have no obligation to purchase Bare Probes from Epoch pursuant to Section 6.02 of the Collaboration Agreement.

7. The Parties acknowledge that the terms of Section 6.02 of the Collaboration Agreement and the First Side Agreement shall remain in effect until September 30, 2002, and that ABG shall pay to Epoch all "Remainder Payments" (as defined in the First Side Agreement) with respect to Bare Probe purchase obligations for all quarters through the quarter ending September 30, 2002, with the last such payment due by September 30, 2002 (i.e., for example, assuming that ABG has purchased no Bare Probes from Epoch during the period of October 1, 2001 to September 30, 2002, ABG shall have paid Epoch an aggregate of $[*] in Remainder Payments for such period). No Remainder Payments will be owed by ABG to Epoch after September 30, 2002.

8. In addition, pursuant to Section 5.04(b) of the Collaboration Agreement, to the extent that the percentage royalties accrued on Net Sales with respect to the License Year of October 1, 2001 to September 30, 2002, do not equal $[*], then ABG shall pay to

   Epoch such shortfall no later than November 15, 2002.

9. In all other respects, the Collaboration Agreement is hereby ratified and confirmed. In the case of direct conflict or conflict by reason of interpretation between any provision of this Amendment and the Collaboration Agreement, the Amendment shall control and supercede the terms of the Collaboration Agreement.


[Signature page follows.]


*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH COMMISSION.

        IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Amendment No. 1 as of the date first written above.


EPOCH BIOSCIENCES, INC.                 APPLERA CORPORATION,
                                        THROUGH ITS APPLIED
                                        BIOSYSTEMS GROUP


By: /s/ William G. Gerber            By: /s/ Deborah A. Smeltzer
   ----------------------------      -------------------------------------


Name: William G. Gerber              Name:  Deborah A. Smeltzer
      -------------------------            -------------------------------

Title: Chief Executive Officer       Title: Vice President, Knowledge Business,
       ------------------------               Applied Biosystems
                                           -------------------------------